UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2011

AMBASE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-07265	95-2962743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employment Identification Number)

100 PUTNAM GREEN, GREENWICH, CT  06830-6027
(Address of principal executive offices, including zip code)

(203) 532-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01.              OTHER INFORMATION

AmBase Corporation (the “Company”) announced that on August 31, 2011, Judge Loren Smith (“Judge Smith”) of the United States Court of Federal Claims (“Court of Claims” or the “Court”) issued a damages opinion in the Company’s Supervisory Goodwill legal proceedings.  Pursuant to Judge Smith’s opinion, the Company is awarded directly $205,013,000 in lost value expectancy damages, plus tax gross-up if applicable.  The Company is still reviewing the Court’s damages opinion with it advisors.  A copy of the Court’s damages opinion is available on the Court of Claims website at www.uscfc.uscourts.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASE CORPORATION

Date:  September 1, 2011                                                                      By /s/ Richard A. Bianco
Richard A. Bianco
Chairman, President and Chief Executive Officer